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                AmeriCredit Automobile Receivables Trust 1996-B
              6.50% Automobile Receivables - Backed Certificates
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement,relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     10/01/96
Monthly Period Ending:        10/31/96

I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   A.  Beginning of period Principal Balance                       $111,067,322
                                                                   ------------
   B.  Monthly Principal Amounts

       (1)  Collections on Receivables outstanding
              at end of period                          3,264,342
                                                        ---------
       (2)  Collections on Receivables paid off
              during period                             1,238,894
                                                        ---------
       (3)  Receivables becoming Liquidated
              Receivables during period                 1,513,021
                                                        ---------
       (4)  Receivables becoming Purchased
              Receivables during period
                                                        ---------
       (5)  Cram Down Losses occurring during period
                                                        ---------
       (6)  Other Receivables adjustments                  12,798
                                                        ---------
       (7)  Less amounts allocable to Interest         (1,623,315)
                                                        ---------
       Total Monthly Principal Amounts                                4,405,740
                                                                   ------------
   C.  End of period Principal Balance                             $106,661,582
                                                                   ------------
   D.  Pool Factor                                                    84.636122%
                                                                   ------------
II. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                      CLASS A          CLASS B            TOTAL
                                      -------          -------            -----
   A.  Beginning of period
         Certificate Balance        $102,181,936     $8,885,386     $111,067,322
                                    ------------     ----------     ------------

   B.  Certificateholders'             4,053,281        352,459        4,405,740
         Principal Distributable
         Amount (92% of I.B. for
         Class A and 8% of I.B.
         for Class B)

   C.  Change in Class B Principal
         Carryover Shortfall                    0      (108,509)       (108,509)
                                     ------------    ----------     ------------
   D.  End of period Certificate
         Balance                      $98,128,655     $8,641,436    $106,770,091
                                     ------------     ----------    ------------
   E.  Certificate Factor               84.636122%     85.712398%     84.722224%
                                     ------------     ----------    ------------

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III.   RECONCILIATION OF COLLECTION ACCOUNT:

   A.  Available Funds:

       (1)  Collections on Receivables during period
              (net of Liquidation Proceeds)           $4,503,236
                                                      ----------
       (2)  Liquidation Proceeds collected
              during period                              639,528
                                                      ----------
       (3)  Purchase Amounts deposited in Collection
              Account
                                                      ----------
       (4)  Investment income                             17,943
                                                      ----------
       (5)  Collection of Supplemental Servicing Fees     71,905
                                                      ----------
       Total Available Funds                                        5,232,612
                                                                  -----------
   B.  Distributions:

       (1)  Basic Servicing Fee and Supplemental
              Servicing Fees                             299,593
                                                       ---------
       (2)  Agent fees                                     5,553
                                                       ---------
       (3)  Class A Interest Distributable Amount        553,485
                                                       ---------
       (4)  Class A Principal Distributable Amount     4,053,281
                                                       ---------
       (5)  Security Insurer Premiums                     28,621
                                                       ---------
       (6)  Class B Coupon Interest Amount                48,129
                                                       ---------
       (7)  Class B Principal Distributable Amount       352,459
                                                       ---------
       (8)  Class B Excess Interest Amount                     0
                                                       ---------
       (9)  Change in Class B Principal Carryover
              Shortfall                                 (108,509)
                                                       ---------
       Total distributions                                          5,232,612
                                                                   ----------
   C.  Deficiency Claim Amount                                             $0
                                                                   ----------
IV.  RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

   A.  Beginning of Period Class B Principal Carryover Shortfall           $0
                                                                   ----------

   B.  Current Month Change                                           108,509
                                                                   ----------

   C.  End of Period Class B Principal Carryover Shortfall            108,509
                                                                   ----------
V.   RECONCILIATION OF SPREAD ACCOUNT:

   A.  Beginning of period Spread Account balance                  $5,865,667
                                                                   ----------

   B.  Additions to Spread Account

       (1)  Distributions to Class B
              Certificateholders                        292,079
              (Total of III.B. (6), (7), (8) and (9))  --------
       (2)  Investment income                            23,526
                                                       --------

       Total Additions                                                315,605
                                                                    ---------
   C.  Spread Account balance prior to withdrawals                  6,181,272
                                                                    ---------

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   D.  Requisite Amount of Spread Account

       (1)  6% of end of period Principal Balance      6,399,695
                                                      ----------
       (2)  $100,000                                     100,000
                                                      ----------
       (3)  2.5% of Cut-off Date Principal Balance     3,150,593
                                                      ----------
       (4)  End of period Class A Certificate Balance 98,128,655
                                                      ----------
       (5)  Lesser of (3) or (4)                       3,150,593
                                                      ----------
       (6)  Greater of (2) or (5)                      3,150,593
                                                      ----------
       (7)  12% of end of period Principal Balance
              if Trigger Date                                  0
                                                      ----------
       Requisite Amount of Spread Account (greater
         of (1) or (6) or (7) if applicable)                          6,399,695
                                                                    -----------
   E.  Withdrawals from Spread Account

       (1)  Priority First - Deficiency Claim Amount
                                                      ----------
       (2)  Priority Second through Sixth
                                                      ----------
       (3)  Priority Seventh  (C. minus D.)                    0
                                                      ----------

       Total withdrawals                                                      0
                                                                    -----------

   F.  End of period Spread Account balance                          $6,181,272
                                                                    -----------

VI.    PERFORMANCE TESTS:

   A.  Delinquency Ratio

       (1) Receivables with Scheduled Payment
             delinquent more than 30 days
             at end of period                         $10,522,449
                                                      -----------
       (2) Purchased Receivables with Scheduled
             Payment delinquent more than 30
             days at end of period
                                                      -----------

       (3) Beginning of period Principal Balance      111,067,322
                                                      -----------

       (4) Delinquency Ratio (1)+(2) divided by (3)                       9.47%
                                                                    -----------

       (5) Previous Monthly Period Delinquency Ratio                      9.94%
                                                                    -----------

       (6) Second previous Monthly Period Delinquency Ratio               8.58%
                                                                    -----------
       (7) Average Delinquency Ratio (4)+(5)+(6)
             divided by 3                                                 9.33%
                                                                    -----------
       (8) Compliance (Delinquency Test Failure is a
             Delinquency Ratio equal to or greater than 14%)            yes
                                                                    -----------


   B.  Default Ratio

       (1) Receivables becoming Defaulted
             Receivables during period                  $1,503,201
                                                      ------------
       (2) Purchased Receivables with Scheduled
             Payment delinquent more than 30
             days at end of period                    ------------

       (3) Beginning of period Principal Balance       111,067,322
                                                      ------------
                                                      ------------

       (4) Default Ratio (1)+(2) x 12 divided by (3)                     16.24%
                                                                    -----------
       (5) Previous Monthly Period Default Ratio                         16.26%
                                                                    -----------
       (6) Second previous Monthly Period Default Ratio                  17.14%
                                                                    -----------
       (7) Average Default Ratio (4)+(5)+(6)
             divided by 3                                                16.55%
                                                                    -----------

       (8) Compliance (Default Test Failure is a
             Default Ratio equal to or greater than 21%)                 yes
                                                                    -----------

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   C.  Net Loss Ratio

       (1) Receivables becoming Liquidated Receivables
             during period                             $1,513,021
                                                      -----------
       (2) Purchased Receivables with Scheduled
             Payment delinquent more than 30
             days at end of period                    -----------

       (3) Cram Down Losses occurring during period   -----------

       (4) Liquidation Proceeds collected
             during period                               (639,528)
                                                      -----------
       (5) Beginning of period Principal Balance      111,067,322
                                                      -----------

       (6) Net Loss Ratio (1)+(2)+(3)-(4) x 12
             divided by (5)                                               9.44%
                                                                    -----------
       (7) Previous Monthly Period Net Loss Ratio                         4.26%
                                                                    -----------
       (8) Second previous Monthly Period Net Loss Ratio                  9.12%
                                                                    -----------
       (9) Average Net Loss Ratio (6)+(7)+(8)
             divided by 3                                                 7.61%
                                                                    -----------
      (10) Compliance (Net Loss Test Failure is a
             Net Loss Ratio equal to or greater than 12%)               yes
                                                                    -----------

VII.   DELINQUENCY:

   A.  Receivables with Scheduled Payment delinquent

       (1)      31-60 days                     #            783       $7,615,549
                                                --------------------------------
       (2)      61-90 days                                  203        1,892,275
                                                --------------------------------
       (3)      over 90 days                                102        1,014,625
                                                --------------------------------

       Receivables with Scheduled Payment
         delinquent more than 30 days at end
         of period                                        1,088      $10,522,449
                                                --------------------------------

VIII.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

   A.  Beginning of period number of Receivables                          11,465
                                                                     -----------

   B.  Number of Receivables becoming Liquidated
         Receivables during period                                           156
                                                                     -----------

   C.  Number of Receivables becoming Purchased
         Receivables during period                                   -----------

   D.  Number of Receivables paid off during period                          144
                                                                     -----------

   E.  End of period number of Receivables                                11,165
                                                                     -----------


IX.    STATISTICAL DATA:

   A.  Weighted Average APR of the Receivables                            20.38%
                                                                     -----------

   B.  Weighted Average Remaining Term of the Receivables                  42.52
                                                                     -----------

   C.  Average Receivable Balance                                         $9,553
                                                                     -----------


AmeriCredit Financial Services, Inc.


By:    /s/ Daniel E. Berce
       --------------------
Name:  Daniel E. Berce
       --------------------
Title: Executive Vice-President
       ------------------------
       Chief Financial Officer & Treasurer
       -----------------------------------
Date:  November 5, 1996
       -----------------